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                          TRAVELERS SERIES FUND INC.
                               on behalf of the
                  Smith Barney High Income Fund (the "fund")

                        Supplement dated July 12, 2002
                     to Prospectus dated February 28, 2002

   The following information replaces the portfolio management information set forth under the section "Management."

   Peter J. Wilby and Beth A. Semmel are responsible for the day-to-day management of the fund's portfolio. Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.